Exhibit 99.1     Certification

Certification of Chief Executive Officer ofBENTLEYCAPITALCORP.COM INC. pursuant
-------------------------------------------                            --------
to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C.
------------------------------------------------------------------------------
63.
--

I, Dr. Michael Kirsh, the Chief Executive Officer of BENTLEYCAPITALCORP.COM INC. hereby certify that BENTLEYCAPITALCORP.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein, of which this certification is Exhibit Number 99.1, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of BENTLEYCAPITALCORP.COM INC..



                              (signed) ______________________________
Date:     August 15, 2002              /s/     Dr.  Michael  Kirsh
                                       Dr.  Michael  Kirsh
                                       Chief Executive Officer of
                                       BENTLEYCAPITALCORP.COM INC.




Certification of Chief Financial Officer ofBENTLEYCAPITALCORP.COM INC. pursuant
-------------------------------------------                            --------
to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C.
------------------------------------------------------------------------------
63.
--

I, Dr. Michael Kirsh, the Chief Financial Officer of BENTLEYCAPITALCORP.COM INC. hereby certify that BENTLEYCAPITALCORP.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein, of which this certification is Exhibit Number 99.1, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of BENTLEYCAPITALCORP.COM INC..



                              (signed) ______________________________
Date:     August 15, 2002              /s/     Dr.  Michael  Kirsh
                                       Dr.  Michael  Kirsh
                                       Chief Executive Officer of
                                       BENTLEYCAPITALCORP.COM INC.


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